UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 9, 2024

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2024, Funko, Inc. (the “Company”) and the Company’s subsidiary, Funko UK, Ltd (“Funko UK”), entered into a letter agreement (the “Letter”) with Andrew Oddie, the Company’s Chief Commercial Officer, amending certain provisions of Mr. Oddie’s Service Agreement with Funko UK, dated May 12, 2022 (as amended from time to time, the “Employment Agreement”) in connection with his temporary relocation to the Greater Los Angeles area as his primary work location and taking on certain incremental sales and operational responsibilities. Pursuant to the Letter, the Company and Funko UK have agreed to provide Mr. Oddie with a relocation stipend of $13,850 per month and reimbursement of certain other relocation-related expenses incurred by Mr. Oddie during the Relocation Period (as defined in the Letter). In addition, in the event Mr. Oddie’s employment is terminated by his employer without “cause” or by Mr. Oddie for “good reason” (each as defined in the Employment Agreement) during the Relocation Period then, in addition to any payments or benefits due to Mr. Oddie under the Employment Agreement, fifty percent of his unvested outstanding restricted stock units granted to him by the Company on May 12, 2022 will accelerate and vest as of the date of such termination, subject to his execution and delivery of a release of claims.

The foregoing description of the Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Letter Agreement between Funko, Inc., Funko UK, Ltd and Andrew Oddie, dated September 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2024	FUNKO, INC.

	By:	/s/ Tracy D. Daw
Tracy D. Daw Chief Legal Officer and Secretary